UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 5, 2014

Cosi, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware                                         000-50052                         06-1393745

(State or Other Jurisdiction of Incorporation)                  (Commission File Number)                                                                              (IRS Employer Identification No.)

294 Washington Street, Ste. 510, Boston, Massachusetts	02108

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (857) 415-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On December 5, 2014, Cosi, Inc. issued a press release reporting its comparable restaurant sales for the period ended December 1, 2014.  A copy of the press release is furnished as Exhibit 99.1.

Item 9.01(d)	Exhibits.

99.1	Press Release of Cosi, Inc., dated December 5, 2014.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cosi, Inc.
Date: December 5, 2014
/s/ Scott Carlock
Name: Scott Carlock
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)
99.1	Press Release of Cosi, Inc., December 5, 2014.	E